UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) On November 20, 2008, Donald E. Bielinski, Senior Vice President, Corporate and Chairman, Hudson Asia-Pacific of Hudson Highland Group, Inc. (the “Company”), agreed pursuant to the Amendment (as defined below) to resign, effective December 31, 2008, from his position as Senior Vice President, Corporate.

(c) Not applicable.

(d) Not applicable.

(e) On November 20, 2008, the Compensation Committee of the Board of Directors of the Company approved an amendment (the “Amendment”) to the Executive Employment Agreement, dated December 31, 2005, for Donald E. Bielinski, the Company’s Senior Vice President, Corporate and Chairman, Hudson Asia-Pacific. Pursuant to the Amendment, the Company will continue to employ Mr. Bielinski as Senior Vice President, Corporate through December 31, 2008 to assist with the transition for the Company’s operations in Australia/New Zealand and the oversight of the Company’s global legal practice. Under the Amendment, Mr. Bielinski resigned, effective November 1, 2008, from his position as Chairman, Hudson Asia-Pacific and will resign, effective December 31, 2008, from his position as Senior Vice President, Corporate and from all other officer and director positions he holds with the Company or its affiliates.

Under the Amendment, Mr. Bielinski is entitled to (i) an additional monthly salary of $10,000 from May 1, 2008 through November 1, 2008, with any amounts due for periods before the effective date of the Amendment to be paid in a lump sum after such effective date; and (ii) a monthly salary of $22,917 from November 1, 2008 through December 31, 2008. The Amendment provides that Mr. Bielinski became immediately vested in that number of shares of restricted stock he holds that are scheduled to vest in February 2009. Also, pursuant to the Amendment, if Mr. Bielinski remains employed with the Company through December 31, 2008 and executes the Company’s then current form of general release and waiver, he will be paid after such date his annual target bonus (calculated using his annual base salary including the additional $10,000 monthly payments described above) that he would have received under the Company’s 2008 Incentive Compensation Program.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

(f) Not applicable.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibit is being filed herewith:

(10.1)	Amendment to Executive Employment Agreement, effective November 20, 2008, between Hudson Highland Group, Inc. and Donald E. Bielinski.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: November 20, 2008	By:	/S/ LATHAM WILLIAMS
Latham Williams
Senior Vice President, Legal Affairs and Administration, Corporate Secretary

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number
(10.1)	Amendment to Executive Employment Agreement, effective November 20,2008, between Hudson Highland Group, Inc. and Donald E. Bielinski.